Term Loan	3 Months Ended
Mar. 31, 2017
Debt Disclosure [Abstract]
Term Loan
Term Loan

In August 2014, the Company entered into a $7.5 million secured term loan from a finance company. The loan is secured by a lien on all of the Company’s assets, excluding intellectual property, which was subject to a negative pledge. The loan contains certain additional nonfinancial covenants. In connection with the loan agreement, the Company’s cash and investment accounts are subject to account control agreements with the finance company that give the finance company the right to assume control of the accounts in the event of a loan default. Loan defaults are defined in the loan agreement and include, among others, the finance company’s determination that there is a material adverse change in the Company’s operations. Interest on the loan is at a rate of the greater of 7.95%, or 7.95% plus the prime rate as reported in The Wall Street Journal minus 3.25%. The interest rate effective from loan inception to December 16, 2015 was 7.95%. Effective December 17, 2015, the prime rate as reported by The Wall Street Journal increased 0.25% resulting in an increase to the current interest rate, which was 8.45% as of March 31, 2017. The loan was interest‑only through May 2015, and is repayable in equal monthly payments of principal and interest of approximately $305,000 over 27 months, which began in June 2015. The loan matures in August 2017. Debt consisted of the following as of March 31, 2017 and December 31, 2016:

	March 31, 2017	December 31, 2016
Term loan	$1,499,331	$2,374,031
Less: debt discount	(6,975)	(20,364)
Term Loan, net of debt discount	$1,492,356	$2,353,667

Interest expense, which includes amortization of a discount and the accrual of a termination fee, was approximately $61,000 and $159,000 for the three months ended March 31, 2017 and March 31, 2016, respectively, in the accompanying statements of operations.

In connection with the term loan, the Company issued warrants to purchase 625,208 shares of Series B convertible preferred stock at an exercise price of $0.2999 per share that is exercisable for a period ending in October 2020, which is five years following the closing of the Company’s IPO. Upon the closing of the Company’s IPO, these warrants became warrants to purchase 22,328 shares of common stock at an exercise price of $8.40 per share, in accordance with their terms.  The Company’s warrant to purchase shares of Series B convertible preferred stock represented a freestanding financial instrument that was indexed to an obligation of the Company to repurchase its Series B convertible preferred stock by transferring assets and, therefore, met the criteria to be classified as a liability under FASB ASC 480, Distinguishing Liabilities from Equity. The Company records the warrant liability at its fair value using the Black‑Scholes option pricing model and revalues the warrant at each reporting date (see Note 4).